SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Short-Term Municipal Bond Fund
Class A
The following changes are effective on or about February 11, 2019:
Effective on or about February 11, 2019, the front-end sales charge on Class A shares is eliminated on new fund share purchases and all disclosure and references in the fund’s prospectus to a front-end sales charge of 2.00% and related sales charge discounts for Class A shares are hereby deleted.
The following disclosure replaces the existing similar disclosure relating to the fund in the “Classes and features” and “Points to help you compare” table contained under the “CHOOSING A SHARE CLASS” heading of the ”Investing in the Fund” section of the fund’s prospectus:
Class A
Classes and features
■	No sales charge when you buy shares
■	In most cases, no charge when you sell shares
■	Up to 0.25% annual shareholder servicing fee
Points to help you compare
■	Total annual expenses are lower than those for Class C
■	The sales charge applicable to Class A shares of other DWS funds will apply for exchanges from Class A of the fund into Class A of other DWS funds
■	Distributions are generally higher than Class C
Class T
Classes and features
■	Sales charge of up to 2.50% charged when you buy shares
■	No charge when you sell shares
■	0.25% annual distribution/shareholder servicing fee
Points to help you compare
■	Only available through certain financial intermediaries
■	Closed to new purchases
■	Total annual expenses are lower than those for Class C
■	No exchange privileges
■	Distributions are generally higher than Class C
Class C
Classes and features
■	No sales charge when you buy shares
■	Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year
■	0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee
Points to help you compare
■	Class C has higher annual expenses than those for Class A and Class T and a one year deferred sales charge
■	Distributions are generally lower than Class A and Class T
■	Maximum investment applies
■	Class C automatically converts to Class A after 10 years, provided that records held by the fund or your financial intermediary verify Class C shares have been held for at least 10 years
Institutional Class
Classes and features
■	No sales charge when you buy shares and no deferred sales charge when you sell shares
Points to help you compare
■	Only available to certain institutional investors; typically $1,000,000 minimum initial investment
■	Distributions are generally higher than Class A, T and C, and may be higher than Class S, depending on relative expenses

December 6, 2018
PROSTKR-1097

The following disclosure replaces the “Class A Shares” sub-section contained under the “CHOOSING A SHARE CLASS” heading of the ”Investing in the Fund” section of the fund’s prospectus:
Class A Shares
Class A shares may make sense for long term investors. Class A shares have no sales charge when you buy shares.
Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.
If you later exchange Class A shares of the fund for Class A shares of another DWS fund, you’ll be charged any applicable sales charge of that DWS fund. If you bought shares of the fund by exchanging from a DWS fund where you already paid a sales charge, those shares are no longer subject to a sales charge if you later exchange back into a DWS fund with a Class A sales charge.
Class A shares acquired in an exchange from shares of another DWS fund that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased. Effective on or about February 11, 2019, no CDSC charges apply to shares of the fund acquired directly. Purchases of $250,000 or more (the Large Order NAV Purchase Privilege) made prior to February 11, 2019 may be subject to a CDSC of 0.50% if redeemed within 12 months of purchase.
The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:
(1)	redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Internal Revenue Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Internal Revenue Code Section 457 or a participant-directed qualified retirement plan described in Internal Revenue Code Section 403(b)(7) which is not sponsored by a K-12 school district;
(2)	redemptions by (i) employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) DWS/Ascensus 403(b) Plans;
(3)	redemption of shares of a shareholder (including a registered joint owner) who has died;
(4)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);
(5)	redemptions under a fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and
(6)	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.
In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus.
Please Retain This Supplement for Future Reference
December 6, 2018
PROSTKR-1097
2